UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2014

First Priority Financial Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	333-140879	20-8420347
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 West Liberty Boulevard, Suite 104 Malvern, Pennsylvania		19355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 280-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 18, 2014, First Priority Financial Corp. (the “Company”) distributed a press release announcing its earnings for the quarter and nine months ended September 30, 2014. The press release is attached hereto as Exhibit 99.1.

Item 7.01	Regulation FD

On November 18, 2014, the Company distributed a letter to shareholders discussing the Company’s September 30, 2014 quarter end results. A copy of the letter is attached hereto as Exhibit 99.2.

The information in this report and the attached Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of First Priority Financial Corp. announcing earnings for the quarter and nine months ended September 30, 2014.

99.2	Letter to Shareholders of First Priority Financial Corp. regarding results for the quarter ended September 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PRIORITY FINANCIAL CORP.

Dated: November 18, 2014	By:	/s/ Mark J. Myers
Mark J. Myers Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release of First Priority Financial Corp. announcing earnings for the quarter and nine months ended September 30, 2014.

99.2	Letter to Shareholders of First Priority Financial Corp. regarding results for the quarter ended September 30, 2014.